U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A
                                  Amendment No. 1

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): MARCH 3, 2006

                        Commission File Number: 000-31987

                              TEXHOMA ENERGY, INC.
                 (Name of Small Business Issuer in its Charter)

               NEVADA                                    33-0925319
   (State or other jurisdiction of                     (IRS Employer
    incorporation or organization)                   Identification No.)

    2200 POST OAK BLVD. SUITE 340,
            HOUSTON, TEXAS                                  77056
 (Address of principal executive offices)                 (Zip Code)

                                 (604) 629-8603

    Check  the  appropriate  box   below   if  the  Form  8-K  is   intended  to
simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Effective March 3, 2006, the client auditor relationship between Texhoma Energy, Inc. (the "Company") and Chisholm, Bierwolf & Nilson, LLC, ("CBN") ceased as the former accountant was dismissed. The Company's Board of Directors approved and ratified the dismissal of CBN on March 3, 2006.

     CBN's report on the financial statements of the Company for the fiscal year ended September 30, 2004, and any later interim period, including the interim period up to and including the date the relationship with CBN ceased, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except for concerns about the Company's ability to continue as a going concern.

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     In  connection  with the audit of the Company's fiscal year ended September
30, 2004, and any later interim period, including the interim period up to and including the date the relationship with CBN ceased, there were no disagreements between CBN and the Company on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of CBN would have caused CBN to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.

     There have been no reportable events as provided in Item 304(a)(1)(iv)(B) of Regulation S-B during the Company's fiscal year ended September 30, 2004, and any later interim period, including the interim period up to and including the date the relationship with CBN ceased.

     The Company has authorized CBN to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that CBN review the disclosure and CBN has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report. Such letter is filed as an exhibit to this Report.


ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

Exhibit Number     Description
--------------     -----------

    16.1(1)        Letter from Chisholm, Bierwolf & Nilson, LLC
    16.2*          Letter from Chisholm, Bierwolf & Nilson, LLC

    *   Attached hereto.

(1) Filed as Exhibit 16.1 to the Form 8-K filed with the SEC on April 5, 2006, and incorporated herein by reference.

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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXHOMA ENERGY, INC.
--------------------

April 13, 2006

/s/  Frank A. Jacobs
--------------------
Frank A. Jacobs,
Chief Executive Officer

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